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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 26, 2002

                                 SWS GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                 No. 0-19483      No. 75-2040825

   (State or other jurisdiction      (Commission      (IRS employer
   of incorporation)                 File Number)     Identification No.)
  -------------------------------------------------------------------------


                           1201 ELM STREET, SUITE 3500
                               DALLAS, TEXAS 75270
          (Address, including zip code, of principal executive office)
        ----------------------------------------------------------------
        Registrants' telephone number, including area code: 214-859-1800

                                 Not applicable
           -----------------------------------------------------------
       (Registrant's former name or address, if changed since last report)

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Item 5.  OTHER EVENTS.

On August 26, 2002, SWS Group, Inc. (the "Company") issued a press release containing the following:

The Company's Board of Directors has elected Donald W. Hultgren as Chief Executive Officer and a Director of the Company. Three other executives will also assume new leadership positions effective immediately.

Daniel R. Leland will become President and Chief Executive Officer of SWS Securities, Inc., the Company's principal subsidiary.

William D. Felder was elected President of SWS Group, Inc.

Kenneth R. Hanks was elected Executive Vice President and Chief Financial Officer of SWS Group, Inc.

Don A. Buchholz, a founder of the Company, will retain his position as Chairman of the Board.

Item 7. EXHIBITS.

(c) Exhibits. Exhibit 99. SWS Group, Inc. Press Release issued August 26, 2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SWS GROUP, INC.
                     Date: August 28, 2002


                     By:     /s/ Kenneth R. Hanks
                         ------------------------------------------------
                          Kenneth R. Hanks
                          Executive Vice President, Chief Financial Officer and
                           Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION OF EXHIBIT

99                              SWS Group, Inc. Press Release issued August 26,
                                2002.